UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 12, 2020 (the “Annual Meeting”). At the Annual Meeting, four items were submitted to the Company’s stockholders. The items are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2020 (the “Proxy Statement”).

At the Annual Meeting, the Company’s stockholders (i) elected all ten director nominees, whose names appear below, to serve until the Company’s 2021 Annual Meeting of Stockholders, (ii) approved ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020 (“Auditor Ratification”), (iii) approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation (“Say-on-Pay”) and (iv) did not approve a stockholder proposal regarding a diversity search policy for director nominees and chief executive officers (“Diversity Search Policy”). The final voting results are set forth below:

Election of Directors	For	Against	Abstain	Broker Non-Votes*
Sherry S. Barrat	148,567,273	2,599,823	91,080	14,912,210
William L. Bax	143,083,779	8,076,640	97,757	14,912,210
D. John Coldman	150,674,368	433,002	150,806	14,912,210
Frank E. English, Jr.	147,527,597	3,580,939	149,640	14,912,210
J. Patrick Gallagher, Jr.	142,788,809	7,876,739	592,628	14,912,210
David S. Johnson	142,435,169	8,726,472	96,535	14,912,210
Kay W. McCurdy	138,532,928	12,434,584	290,664	14,912,210
Christopher C. Miskel	150,544,124	554,815	159,237	14,912,210
Ralph J. Nicoletti	150,342,681	756,204	159,291	14,912,210
Norman L. Rosenthal	147,175,552	3,984,281	98,343	14,912,210
Auditor Ratification	156,531,065	9,519,626	119,695	—
Say-on-Pay	140,613,477	10,488,097	156,602	14,912,210
Diversity Search Policy	36,723,783	113,546,604	987,789	14,912,210

*	Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters, such as the ratification of the Independent Registered Public Accounting Firm, but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as the election of directors, the advisory Say-on-Pay vote, and the Diversity Search Policy vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 12, 2020	By:	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary